SECURED CREDIT AGREEMENT

AGREEMENT by and between SUMMIT BANK ("BANK") and Environmental Waste Management Associates, L.L.C.; Integrated Analytical Laboratories, L.L.C.; Environmental Waste Management Associates, Inc.; and Integrated Analytical Laboratories, Inc. (jointly and severally, "BORROWER"), dated as set forth.

1.       DEFINITIONS
         The terms set forth below shall be defined as follows:
         1.1      "Date of Agreement" is: August 14, 2000.
         1.2 "Borrower" means jointly and severally: Environmental Waste Management Associates, L.L.C., a New Jersey limited liability company; Integrated Analytical Laboratories, L.L.C., a New Jersey limited liability company; Environmental Waste Management Associates, Inc., a New Jersey corporation; and
                  Integrated Analytical Laboratories, Inc., a New Jersey corporation.
         1.3 "Borrower's Address" is: 100 Misty Lane, Parsippany, New Jersey 07054 as to Environmental Waste Management Associates, L.L.C.; Integrated Analytical Laboratories, L.L.C.; and
                  Environmental Waste Management Associates, Inc.; and 273 Franklin Road, Randolph, New Jersey 07869 as to Integrated Analytical Laboratories, Inc.
         1.4      "Bank's Address" is:  210 Main Street, Hackensack, New Jersey
                  07601.
         1.5 "Collateral" means all property, assets or rights that secure the payment of the Obligations, whether now owned or existing or hereafter created or acquired and the cash and noncash proceeds thereof.
         1.6      "Event of Default" means each and every event specified in
                  Section 6 of this Agreement.
         1.7 "Facility A" means that certain revolving line of credit facility from Bank to Borrower as hereinafter more particularly described in Section 2.1 below and as evidenced by a Master Advance Note in the original principal amount of $1,000,000.00 dated the Date of Agreement
         1.8 "Facility A Termination Date" means April 30, 2001 unless such date is extended on one or more occasions by Bank in its sole and absolute discretion.
         1.9 "Facility B" means that certain equipment line of credit facility from Bank to Borrower as hereinafter more particularly described in Section 2.2 below and as evidenced by a Master Advance Note in the original principal amount of $750,000.00 dated the Date of Agreement.
         1.10 "Facility B Termination Date" means April 30, 2001 unless such date is extended on one or more occasions by Bank in its sole and absolute discretion, but shall not apply to the term of any individual promissory notes ( as hereinafter provided) which evidence advances under the terms of Facility B and shall terminate in accordance with their individual terms.
         1.11 "Guarantor" means: Menlo Acquisition Corp. which has executed a Guaranty Agreement dated as of the Date of Agreement.
         1.12 "Loan Document(s)" means any Credit Agreement, Note, Security Agreement, Master Agreement or any other document heretofore, now or hereafter executed by Borrower to Bank, together with all modifications, extensions and/or renewals thereof.
         1.13 "Obligations" means all indebtedness, obligations and liabilities of Borrower to Bank of every kind and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, including any
                  overdrafts,  whether for payment or performance,   now
                  existing  or  hereafter  arising,  whether presently
                  contemplated  or not,  regardless  of how the  same
                  arise or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account, including, but not limited to all loans (including any loan by modification, renewal or extension), all indebtedness, including any arising from any derivative transactions, all undertakings to take or refrain from taking any action, all indebtedness, liabilities or obligations owing from Borrower to others which Bank may have obtained by purchase, negotiation, discount, assignment or otherwise; and all interest, taxes, fees, charges, expenses and attorney's fees (whether or not such attorney is a regularly salaried employee of Bank, any parent corporation or any subsidiary or affiliate thereof, whether now existing or hereafter created), chargeable to Borrower or incurred by Bank under this Agreement, or any other document or instrument delivered in connection herewith or therewith.
         1.14 "Security Interest" means any transaction which creates or provides for a lien or security interest by agreement.

To the extent not defined in Section 1 (or any other Loan Document), unless the context otherwise requires, all other terms contained in this Agreement shall have the meanings attributed to them by the Uniform Commercial Code in force in the State of New Jersey, as of the Date of Agreement, to the extent that same are used or defined therein.

To the extent not defined in Section 1 (or any other Loan Document), unless the context otherwise requires, all accounting terms in this Agreement shall be construed in accordance with Generally Accepted Accounting Principles as of the Date of Agreement, to the extent that same are used or defined therein.
2.       COMMITMENTS
         2.1 Facility A
         Subject to the terms and conditions of the Loan Documents, Bank agrees to lend to Borrower and Borrower agrees to borrow from Bank an aggregate principal amount at any one time outstanding not to exceed $1,000,000.00 from the Date of Agreement to the Facility ATermination Date. Within such limits the Borrower may borrow, repay and re-borrow at any time or from time to time. Any such sums borrowed or reborrowed must be in multiples of 5% of the aggregate principal amount. The face amount of all commercial or standby letters of credit issued by Bank and drafts accepted by Bank for the account of Borrower is included in the aggregate principal amount. The purpose of this Facility A is to finance the working capital needs of Borrower and for no other purpose.

         2.2 Facility B - Equipment Line of Credit
         Subject to the terms and conditions of the Loan Documents, Bank agrees to lend to Borrower and Borrower agrees to borrow from Bank an aggregate principal amount at any one time outstanding not to exceed $750,000.00 from the Date of Agreement to the Facility B Termination Date (an "Equipment Line of Credit"). Each advance under the Equipment Line of Credit shall reduce the aggregate amount available to borrow hereunder by the amount of such advance and once repaid may not be re-borrowed. The Equipment Line of Credit is to be used by Borrower exclusively for the purchase of equipment related to Borrower's business (each an "Equipment Advance").

         Bank and Borrower agree that with respect to each Equipment Advance requested, the following conditions precedent shall exist:
                  (1)   Borrower   shall   deliver   to  Bank  such   documents,
                  certificates, bills of sale or title: (a) evidencing that: (i) the Equipment has been delivered to and accepted by Borrower, and (ii) such Equipment is owned by Borrower free and clear of all liens, claims and encumbrances consistent with Section
                  3.1.12 of this Agreement; and (b) establishing the purchase price and the location of the Equipment;
                  (2) Borrower shall deliver to Bank a completed and executed copy of a "Supplement to Security Agreement" in form and substance acceptable to Bank, a form copy of which is attached hereto as Exhibit A;
                  (3)   Each  Equipment  Advance  shall not  exceed  the  actual
                  purchase  price  of  the   Equipment,   as  evidenced  by  the
                  documentation submitted under section (1)(b) above, for which the Equipment Advance is requested;
                  (4)   Borrower  shall  deliver  to  Bank  such  documents and
                  instruments  as Bank  may  deem   necessary  to  perfect  the
                  security interest of Bank in such Equipment including, but not limited to, UCC-1 financing statements or motor vehicle
                  financing   statements  required  by  the  New  Jersey  Motor
                  Vehicle  Certificate  of  Ownership  law,   N.J.S.A.  Section
                  39:10-1 et seq.; and
                 (5)  Bank shall have received  UCC and  other  search  results, information and documents as are necessary, in the sole discretion of Bank, to ensure that its interest in the Equipment from the proceeds of the Equipment Advance will be a valid first priority and exclusive security interest.

         Provided that there is no Event of Default as of the date such Equipment Advance may be approved by Bank (the "Equipment Advance Date") Borrower shall repay such Equipment Advance in accordance with the terms of a Promissory Note (the "Promissory Note") substantially in the form of Exhibit B attached hereto and any and all such other documents that Bank may require (in Bank's sole discretion) which evidence Borrower's obligation to repay the Equipment Advance plus interest in accordance with the terms of the Promissory Note. The Promissory Note shall provide for equal monthly payments of principal (such principal payments to be equal to the amount which is derived by dividing the amount of the Equipment Advance by a number no greater than 60) with such payments commencing within one (1) month after the Equipment Advance Date and continuing on the same day of each successive month thereafter until no later than April 30, 2006 when a final payment of all then outstanding principal shall be due and payable in full. The Promissory Note shall also provide for payments of monthly interest in arrears at the then applicable Prevailing Base Rate of Bank minus .50% (as set forth in Exhibit B hereto) with such payments to be made on the same day of the month as each monthly principal payment with a final payment of all outstanding interest on any such Equipment Advance to occur no later than April 30, 2006. The Promissory Note shall also include all other terms of the Bank's standard form of promissory note. Bank and Borrower agree that all of Borrower's obligations under the Promissory Note shall be Obligations as defined above and in the Security Agreement of even date herewith between Bank and Borrower and that all Collateral pledged under said Security Agreement or otherwise shall, without the necessity of modifying or replacing said Security Agreement, any UCC-1 financing statement filed in connection therewith or any other Loan Document, secure all of Borrower's Obligations under the Promissory Note until such time as such Obligations under the Promissory Note are paid in full. Upon Borrower's execution of a Promissory Note related to an Equipment Advance hereunder, all Loan Documents shall continue in full force and effect until such time as all Obligations under each Promissory Note are paid in full.



3.       REPRESENTATIONS AND WARRANTIES
         3.1      Borrower   represents   and   warrants   to  Bank,   and  such
                  representations and warranties shall be continuing so long as any Obligations shall remain outstanding, as follows:

                3.1.1 Borrower has the power and authority to own the Collateral, to enter into and perform the Loan Documents
                        and  to  incur   the  Obligations.  If  a  corporation,
                        Borrower has been duly incorporated and organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation in those jurisdictions where the conduct of its business
                        or  the    ownership   of   its   properties   requires
                        qualification.   If  a   limited   liability   company,
                        Borrower has been duly formed and organized as a limited liability company in good standing under the laws of its jurisdiction of formation and is duly qualified as a foreign limited liability company in those jurisdictions where the conduct of its business
                        or  the   ownership   of  its   properties   requires
                        qualification.   If  a   partnership   or   a  limited
                        partnership, Borrower has been validly formed, is validly existing as a partnership in good standing
                        under  the  laws  of  its   jurisdiction,  is  legally
                        authorized  to transact  business in the State of  New
                        Jersey and in those  jurisdictions   where  the conduct
                        of its business or ownership of its properties requires qualification, is not incorporat d, and has never changed its name or used any other name and has
                        filed  all  tradename  certificates  as   required  or
                        appropriate. If a proprietorship, Borrower is validly existing, is legally authorized to transact business in the State of New Jersey and in those jurisdictions where the conduct of its business or ownership of its
                        properties     requires    qualification,    is    not
                        incorporated, has never changed its name or used any other name and has filed all tradename certificates as required or appropriate and Borrower is the sole owner of the business.

                  3.1.2 Borrower has not changed its name, form, identity or structure, been the surviving entity in a merger or acquired any business; or (if Equipment is included as Collateral), changed the location of the Equipment; or (if Inventory is included as Collateral), changed the location of any of the Inventory; or (if Receivables and/or General Intangibles are included as Collateral), changed the location of its place of business or chief executive office or the location of its records with respect thereto or the location of any returns of Inventory.
                  3.1.3 This Agreement and any other Loan Documents constitute valid and legally binding Obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.
                  3.1.4 Borrower has filed all Federal, state and local tax returns and other reports it is required to file and has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges.
                  3.1.5 All property owned or utilized by Borrower is in compliance and will continue to be in compliance with all requirements of all applicable environmental laws, including, without limitation,
                           th  Industrial Site Recovery Act  f/k/a   the
                           Environmental Cleanup Responsibility Act (N.J.S.A. 13:1K-6 et seq., as amended) and the Spill Compensation and Control Act (N.J.S.A. 58:10-23.11 as amended) and a certain statute adopted by New Jersey for registration of underground storage tanks (N.J.S.A. 58:10A-21 et seq.); the Hazardous and Solid Waste Amendments of 1984 Pub. L98-616
                           (42 U.S.C. 699 et seq., as amended); the Resource Conservation and Recovery Act (42 U.S.C. 6901 et
                           seq.,  as    amended)  and    the  Comprehensive
                           Environmental Response, Compensation and Liability Act (42 U.S.C. 9601 et seq., as amended); (all such Federal, state, county, municipal or other laws,
                           ordinances  or    regulations  are    hereinafter
                           collectively   referred   to as  the"Environmental
                           Laws").
                  3.1.6    Borrower has good and marketable  title to all of its
                           properties and   assets.  The execution   and
                           performance of this  Agreement  and  any   Loan
                           Document  will not  violate or result in  a defaul or
                           in the  creation  or imposition   of any lien or
                           encumbrance upon any of the assets   of Borrower
                           (immediately, with the passage of time or with the giving of notice and the passage of time) under any other contract, agreement or instrument to which Borrower is a party or by which Borrower
                           is  bound,    nor  will   it  result  in    the
                           acceleration of any obligation under   any mortgage,
                           lien,  lease,  franchise,  license,  permit,
                           agreement, instrument, order, arbitration award, judgment, or decree, or in the termination of any license, franchise, lease, or permit to which Borrower is a party or by which it is bound; and it
                           will not  violate  or conflict with  any   other
                           restriction of any   kind or character to which
                           Borrower is subject.
                  3.1.7 Borrower incurs the Obligations herein from Bank for business purposes only and shall not incur the
                           Obligations   for   personal,   household  or  family
                           purposes.
                  3.1.8 There is no claim, loss, contingency, litigation, or proceeding whether or not pending, threatened or imminent against or otherwise affecting Borrower that involves the possibility of any judgment or liability not fully covered by insurance or that may result in a material adverse change in the business, properties, prospects, operation or condition (financial or otherwise) of Borrower.
                  3.1.9 Borrower has complied with all applicable statutes, regulations, ordinances, court decrees or other directives of the United States of America, and all states, counties, municipalities and agencies with respect to the manufacture and sale of its goods, the rendition of its services and/or the conduct of its business.
                  3.1.10 Borrower has heretofore delivered to Bank current financial statements, acceptable to Bank, which were prepared by independent certified public accountants. The financial statements were true, correct and complete and were prepared in accordance with Generally Accepted Accounting Principles, consistently applied and present fairly the financial position and results of operations of Borrower as of the date of and for the period involved.  The financial
                           statements make full and adequate provision for all obligations, liabilities, and commitments (fixed and contingent) of Borrower as of the date of the financial statements. Since the date of the financial statements, there has been no material adverse change in the business, properties, prospects, operation or condition (financial or otherwise) of Borrower.
                  3.1.11 With respect to each Employee Benefit Plan maintained by Borrower, no Prohibited Transaction or Reportable Event (as defined in Title IV of the Employee Retirement Income Security Act of 1974, as amended) has occurred and is continuing; Borrower is not subject to thirty (30) days notice to the Pension Benefit Guaranty Corporation, and Borrower will comply with the provisions of the Employee Retirement Income Security Act of 1974, as amended and the Internal Revenue Code of 1986, as amended.
                  3.1.12 Borrower is the owner of the Collateral free and clear of all Security Interests, encumbrances or liens, except liens which arise by operation of law with respect to Obligations of Borrower which are not yet due and payable; and Borrower will defend the Collateral against all claims and demands of all persons or entities at any time claiming an interest therein.
                  3.1.13 Borrower is in compliance with all requirements of the Americans With Disabilities Act of 1990, 42 U.S.C. 12101 et seq., including but not limited to those regulations promulgated by the Architectural and Transportation Barrier Compliance Board at 36 CFR 1191 et seq., and by the Department of Justice at 28 CFR 36 et seq.
                  3.1.14 Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986 as amended and the related Treasury Department regulations, including temporary regulations.

                  3.1.15   The  advent of the year 2000   shall not  adversely
                           affect  Borrower's  operations or the  performance
                           of its information technology. Without limiting the generality of the foregoing, (i) the hardware and software utilized by Borrower are designed to be used prior to, during, and after calendar year 2000 A.D.
                           and  such  hardware  and  software    will  operate
                           during each such time period  without  error relating
                           to date  data,  specifically  including   any error
                           relating to, or the conduct of, date data, which represents or references different centuries or more than one century, (ii) the hardware and software utilized by Borrower will not abnormally end or provide invalid or incorrect results as a result of date data, and (iii) the hardware and software utilized by Borrower have been designed to ensure year 2000 A.D. compatibility, including date data, century recognition, leap year, calculations which accommodate same century and multicentury date values, and date data interface values that reflect the century.
4.       GENERAL COVENANTS
         4.1 Borrower covenants and agrees that so long as any Obligations shall remain outstanding:
                  4.1.1 Borrower shall not permit any further mortgage, pledge, grant, Security Interest in or lien or encumbrance upon any of the property, assets or rights of Borrower, except in favor of Bank.
                  4.1.2 Borrower shall not merge or consolidate with or sell, assign, lease or otherwise transfer or dispose of
                           (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired or arising) to, any person or entity or acquire all or substantially all the assets or the business of any person or entity;
                  4.1.3 Borrower shall continue to engage in an efficient and economical manner in a business of the same general type as conducted by it on the Date of Agreement.
                  4.1.4    Borrower shall furnish to Bank:
                           4.1.4.1  Within  ninety  (90) days after the last day
                                    of each fiscal year of Borrower, a financial
                                    statement  including  a  balance  sheet  and
                                    statements of income,  retained earnings and
                                    changes in financial position, each prepared
                                    in  accordance   with   Generally   Accepted
                                    Accounting Principles  consistently applied,
                                    and  audited  by  an  independent  certified
                                    public  accountant   satisfactory  to  Bank,
                                    including but not limited to J.H. Cohen;
                           4.1.4.2  Within  forty-five (45) days after the close
                                    of  each  quarter  of  each  fiscal  year of
                                    Borrower,  financial  statements  similar to
                                    those  required  under  paragraph   4.1.4.1,
                                    prepared by Borrower  and  certified  by the
                                    chief financial officer of Borrower;
                           4.1.4.3  Together with the financial  statements  set
                                    forth in Section 4.1.4.1,  a letter executed
                                    by the  aforesaid  accountant  acknowledging
                                    Bank's reliance on said financial statements
                                    and Borrower's knowledge of such reliance;
                           4.1.4.4  Or cause  to be  furnished  to Bank,  within
                                    ninety  (90) days after the last day of each
                                    fiscal  year  of   Guarantor,   a  financial
                                    statement  including  a  balance  sheet  and
                                    statements of income,  retained earnings and
                                    changes in financial position, each prepared
                                    in  accordance   with   Generally   Accepted
                                    Accounting Principles  consistently applied,
                                    and  audited  by  an  independent  certified
                                    public accountant satisfactory to Bank;
                           4.1.4.5  Or cause  to be  furnished  to Bank,  within
                                    forty-five (45) days after the close of each
                                    quarter of each  fiscal  year of  Guarantor,
                                    financial   statements   similar   to  those
                                    required under paragraph  4.1.4.1,  prepared
                                    by  Guarantor  and  certified  by the  chief
                                    financial officer of Guarantor;
                           4.1.4.6  Within  twenty  (20)  days  after the end of
                                    each calendar  quarter,  if Inventory and/or
                                    Equipment   are  part  of  the   Collateral,
                                    information concerning quantities, costs and
                                    fair market  value with respect to Inventory
                                    and/or  Equipment,  as  applicable;  and  if
                                    Receivables are part of the  Collateral,  an
                                    aged analysis of all outstanding Receivables
                                    in form and substance  satisfactory to Bank;
                                    and
                           4.1.4.7  Promptly and in form  satisfactory  to Bank,
                                    such   other   information   as   Bank   may
                                    reasonably request from time to time.
                  4.1.5 Borrower shall comply with all present and future laws, rules and regulations applicable to Borrower in the operation of its business and the ownership of its assets, and all material agreements to which it is subject.
         4.2      Borrower further covenants and agrees to:
                  4.2.1 Promptly notify Bank of any condition or event which constitutes, or would constitute with the passage of time or giving of notice or both, an Event of Default under this Agreement or any Loan Document and promptly inform Bank of any events or change in the financial condition of Borrower occurring since the date of the last financial statement of Borrower delivered to Bank, which individually or cumulatively when viewed in light of prior financial statements, could result in a material adverse change in the business, properties, prospects, operation or condition (financial or otherwise) of Borrower;
                  4.2.2 If a corporation, maintain in good standing its corporate existence in its jurisdiction of incorporation and its status as a foreign corporation qualified to do business in those jurisdictions where Borrower is required to be qualified; if a partnership or a limited partnership, maintain in good standing its partnership existence in its jurisdiction of formation and its status as a foreign limited partnership qualified to do business in those jurisdictions where Borrower is required to be qualified; if a limited liability company, maintain in good standing its limited liability company existence in its jurisdiction of formation and its status as a foreign limited liability company qualified to do business in those jurisdictions where Borrower is required to be qualified.

                    4.2.3  Pay or  deposit  promptly  when due   all sales, use,
               excise, personal property, income, withholding, corporate, franchise and other taxes, assessments and governmental charges and, when requested by Bank, submit to Bank proof satisfactory to Bank that such payments and/or deposits have been made;
                    4.2.4 Maintain casualty insurance coverage with an insurance company on the Collateral in such amounts and of such types as may be requested by Bank, and in any event, as are ordinarily carried by similar businesses; and, in the case of all policies insuring property in which Bank shall have a Security Interest of any kind whatsoever all such insurance policies shall contain standard lender's loss payable clauses in favor of Bank and provide that the proceeds thereof shall be payable to Bank, as its interest may appear. Borrower shall produce proof of payment of premiums for said insurance policies as Bank may reasonably request. All said policies or certificates thereof,including all endorsements thereof and those required hereunder, shall be deposited with Bank; and such policies shall contain provisions that no such insurance may be canceled or decreased or amended in such manner and to such extent as prudent business judgment would dictate. If Borrower shall at any time or times hereafter fail to obtain and/or maintain any of the policies of insurance required herein, or fail to pay any premium in whole or in part relating to any such policies, Bank shall be notified within thirty (30) days of any such failure to obtain and/or maintain said policies of insurance or the failure to pay any premium when due. The Bank may, but shall not obliged to,obtain and/or cause to be maintained insurance coverage with respect to the Collateral, including, at Bank's option, the coverage provided by all or any of the policies of Borrower and pay all or any part of the premium any Event of Default by Borrower, and any sums, including reasonable attorney fees, court costs, expenses and other charges related thereto, so disbursed by Bank shall be payable, on demand, by Borrower to Bank and shall be an additional Obligation;
                    4.2.5  Notify Bank in writing  within ten (10) days,  of any claim, litigation, action or proceeding filed or commenced by or against Borrower that could result in a material adverse change in the business, properties, prospects, operation or condition (financial or otherwise) of Borrower; or a material adverse occurrence, in each case, together with a complete description of the action taken or proposed to be taken with respect thereto;
                    4.2.6 Permit Bank, at  Borrower's  expense,  through  Bank's authorized attorneys, accountants or representatives, to inspect the Collateral and inspect, examine and audit the books, accounts, records, ledgers and assets of every kind and description of Borrower with respect thereto at reasonable times;
               4.2.7 At any time and from time to time upon request of Bank, execute and deliver to Bank, in form and substance satisfactory to Bank, such documents as Bank shall deem necessary or desirable to perfect or maintain perfected the Security Interest of Bank in the Collateral or which may be necessary to comply with the provisions of the law of the State of New Jersey or the law of any other jurisdiction in which Borrower may then be conducting business or in which any of the Collateral may be located; and
                    4.2.8 Notify Bank in writing  immediately  of any amendments or other changes to any by-laws, articles of incorporation, certificates of formation, operating agreements, partnership agreements, limited partnership agreements or any other document (or other arrangement, whether or not in writing) governing the organization or operation of Borrower or the respective interests of its shareholders, members or partners, provided, however, that if Borrower is a limited liability company, no amendments to the Operating Agreement will be made without the prior written consent of Bank.

5.        FINANCIAL  COVENANTS
          5.1 Borrower covenants and agrees that so long as any Obligations shall remain outstanding Borrower shall:
                    5.1.1 Not incur any indebtedness  from any source other than
               Bank, except normal trade debts and accruals in the ordinary course of business;
                    5.1.2 Maintain a ratio of debt to tangible  capital funds of not more than 1.25:1 which ratio is defined as total liabilities divided by tangible net worth on a consolidated basis and tested no less than quarterly; and
                    5.1.3 Not permit its Debt Service  Coverage Ratio to be less than 1.30:1. "Debt Service Coverage Ratio" shall mean earnings before interest, taxes, depreciation and amortization divided by the sum of current maturities of long term debt, capital leases, interest expense and distributions. All calculations of Debt Service Coverage Ratio shall be on a consolidated basis and tested no less than annually.

6.        EVENTS OF DEFAULT AND  ACCELERATION

                    6.1 The  occurrence  of any  one or  more  of the  following events  shall  constitute  an Event of Default  hereunder:
                    6.1.1 Failure to pay any  principal,  interest or any of the
               Obligations within ten (10) days of the date due;
                    6.1.2 Failure to perform or observe any covenant, term or agreement herein set forth or set forth in any Loan Document within any applicable grace period;
                    6.1.3 Any  representation or warranty made or deemed made by the Borrower herein or in any Loan Document or which is contained in any certificate, document, opinion or other statement furnished now or at any time shall prove to be incorrect in any material respect on or as of the date made or deemed to be made;
                    6.1.4 Failure to pay or perform any Obligation of any Borrower to Bank, whether by maturity or acceleration, set forth herein or in any Loan Document;

                    6.1.5 Any change in  ownership  in  Borrower or the death of any Borrower [if an individual(s)] or of any of Borrower's principals, members, or key employees [if not an individual];
                    6.1.6 A proceeding being filed or commenced against Borrower for dissolution or liquidation; or any Borrower voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; insolvency of Borrower, or Borrower fails to pay its debts as they become due in the ordinary course of business; or a creditor's committee is appointed for the business of Borrower, Borrower makes an assignment for the benefit of creditors, or a petition in bankruptcy or for reorganization or to effect a plan of arrangement with creditors is filed by Borrower; or Borrower applies for or permits the appointment of a receiver or trustee for any or all of its property, assets or rights, or any such receiver or trustee shall have been appointed for any or all of its property, assets or rights; or any of the above actions or proceedings whatsoever are commenced by or against any other party liable for the Obligations except that in such cases where the filing or commencement of the action or appointment of the receiver is involuntary, Borrower shall have a period of sixty
               (60) days to have such filings or appointment withdrawn or terminated, however during such period no drawdowns under either Facility A or Facility B shall be permitted;
                    6.1.7 Any attachments, liens or additional Security Interests being placed upon any of the Collateral;
                    6.1.8 Acquisition at any time or from time to time of title to the whole or any part of the Collateral by any person, partnership or corporation other than Borrower;
                    6.1.9 Any final judgment,  order or decree rendered  against
               Borrower exceeding $25,000 and remaining undischarged, unstayed or outstanding against Borrower for a period of thirty (30) days;
                    6.1.10 Any investigation undertaken by any governmental entity or if any indictment, charge or proceeding is filed or commenced, whether criminal or civil, pursuant to Federal or state law against Borrower for which forfeiture of any of the property or assets of Borrower is a penalty;
                    6.1.11 Any Reportable Event occurs or if any Employee Benefit Plan is terminated or Bank reasonably believes that such plan may be terminated pursuant to and as defined in the Employee Retirement Income Security Act of 1974, as amended;
                    6.1.12 Bank reasonably deems itself insecure; the occurrence of a material adverse change in the business, properties, prospects, operation or condition (financial or otherwise) of Borrower; or a material adverse occurrence; or
                    6.1.13 Any member of  Borrower  that is a limited  liability company resigns or any such member's interest terminates.
         6.2      If any Event of Default shall occur, then or at any
                  time thereafter, while such Event of Default shall continue, Bank may declare all Obligations to be due and payable, without notice, protest, presentment, dishonor or demand, all of which are hereby expressly waived by Borrower.
7.       RIGHTS AND REMEDIES
         Bank shall have the following rights and remedies at any time:
         7.1 Bank, and any officer or agent of Bank is hereby constituted and appointed as true and lawful attorney-in-fact of Borrower with power:
                  7.1.1    To endorse  the name of  Borrower  upon any
                           instrument of payment (including payments made under any policy of insurance) that may come into possession of Bank in full or part payment of any Obligation;
                  7.1.2 To sign and endorse the name of Borrower upon any invoice, freight or express bill, bill of lading, storage or warehouse receipt, drafts against account debtors or other obligors;
                  7.1.3 To notify the post office authorities to change the address for delivery of mail of Borrower to an address designated by Bank and to receive, open and dispose of all mail addressed to Borrower;
                  7.1.4 To sign the name of Borrower upon any Local, State or Federal agency information release form including but not limited to Tax Information Authorization Form 8821 of the Internal Revenue Service;
                  7.1.5 To sell, assign, sue for, collect or compromise payment of all or any part of the Collateral in the name of Borrower, or in its own name, or make any other disposition of Collateral, or any part thereof, which disposition may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such price against the Obligations;
                  7.1.6 To do any and all things necessary to exercise its rights and remedies as fully and effectually as Borrower might or could do but for this appointment, together with full power of substitution (Borrower hereby ratifying all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof). Neither Bank nor its agents shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law in its capacity as such attorney-in-fact. This power of attorney is coupled with an interest and shall be irrevocable so long as any Obligations shall remain outstanding.
                  7.1.7 To appraise or reappraise any property, assets, or rights of Borrower, at Borrower's expense, in any Federally regulated transaction as defined under Title XI of the Financial Institution, Reform, Recovery and Enforcement Act of 1989 ("FIRREA") and such fee (whether or not such appraiser is a salaried employee of Bank) shall be part of the Obligations herein, secured by the Collateral and payable on demand.

         7.2      Bank  shall  have  the  right to  setoff,  without  notice  to
                  Borrower, any and all deposits or other sums at any time or times credited by or due from Bank to Borrower, whether in a special account or other account or represented by a certificate of deposit (whether or not matured) which deposits and other sums shall at all times constitute additional security for the Obligations and may be set-off against all or any part of the Obligations at any time. Borrower does hereby authorize Bank and any other member of Summit Bancorp on behalf of Bank to likewise setoff without notice, any or all deposits or other sums on behalf of Bank, hereby granting to all such members of Summit Bancorp as necessary to effectuate the foregoing, a lien on and a security interest in and to such deposits or other sums.
         7.3 Bank shall have, in addition to any other rights and remedies contained herein, and in any Loan Document, all of the rights and remedies of a secured party under the Uniform Commercial Code in force in the State of New Jersey, as of the Date of Agreement, and all rights and remedies available at law or in equity, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law.
         7.4 Any notice required to be given by Bank of a sale or other disposition of the Collateral or other intended action by Bank made in accordance with the terms herein or any Loan Document at least ten (10) days prior to such proposed action, shall constitute fair and reasonable notice to Borrower of any such action. In the event that any of the Collateral is used in conjunction with any real estate, the sale of the Collateral in conjunction with and as one parcel with any such real estate of Borrower, shall be deemed to be a commercially reasonable manner of sale. The net proceeds realized by Bank upon any such sale or other disposition, after deduction of the expenses of retaking, holding, preparing for sale, selling or the like and reasonable attorney's fees and any other expenses incurred by Bank, shall be applied toward satisfaction of the Obligations hereunder. Bank shall account to Borrower for any surplus realized upon such sale or other disposition and Borrower shall remain liable for any deficiency. The commencement of any action, legal or equitable, shall not affect the Security Interest of Bank in the Collateral until the Obligations hereunder or any judgment therefor are fully paid.
         7.5 If at any time Bank determines that any applicable law, regulation, condition or directive, or the interpretation of any thereof, relating to capital adequacy (including but not limited to, any request, guideline or policy, whether or not having the force of law and including but not limited to, any regulation promulgated by the Board of Governors of the Federal Reserve System as now or from time to time hereafter in effect) by any authority charged with the administration or interpretation thereof, or any change in any of the foregoing, has or would have the effect of reducing the rate of return on Bank's capital as a consequence of Bank's obligations under this Agreement to a level below that which Bank would have achieved but for such law, regulation, condition, directive, interpretation or change (taking into consideration Bank's policies with respect to capital adequacy) by an amount deemed by Bank to be material, then from time to time Borrower shall pay to Bank on demand such additional amount(s) as will compensate Bank for such reduction.
                  7.5.1 Bank will promptly notify Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle Bank to compensation pursuant to Section 7.5. A certificate or notice from Bank claiming compensation under Section 7.5 and setting forth the additional amount(s) to be paid to it hereunder shall be conclusive in the absence of manifest error.In determining such amount, Bank may use any reasonable averaging and attribution methods.
                  7.5.2 Borrower's failure to pay such additional amount(s), shall result in Borrower becoming liable for the difference between the actual return achieved and what Bank had expected to achieve and shall become a part of Borrower's Obligations herein secured by the Collateral.
         7.6 In the event that Borrower's credit relationship with Bank is rated substandard or lower on Bank's rating system(s), all of which ratings shall be in Bank's absolute and sole discretion, Borrower shall pay to Bank, upon receipt of notice from Bank to such effect, an additional 1% per annum in excess of each payment to be made under this Agreement and any other Loan Document until such rating is upgraded to above substandard. Borrower's failure to pay such additional amount(s) shall become a part of Borrower's Obligations payable on demand and secured by the Collateral.

8.       GENERAL PROVISIONS
         8.1 The failure of Bank at any time or times hereafter to require strict performance by Borrower of any of the provisions, warranties, terms and conditions contained herein or in any Loan Document shall not waive, affect or diminish any right of Bank at any time or times thereafter to demand strict performance thereof. No rights of Bank hereunder or in any Loan Document shall be deemed to have been waived by any act or knowledge of Bank, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of Bank and directed to Borrower specifying such waiver. No waiver by Bank of any of its rights shall operate as a waiver of any other of its rights or any of its rights on a future occasion.
         8.2 Any demand or notice required or permitted to be given hereunder or in any Loan Document shall be deemed effective when deposited in the United States mail, and sent by certified mail, return receipt requested, postage prepaid, addressed to Bank, ATTN: Branch Manager, at Bank's Address or to Borrower at Borrower's Address, as applicable, or to such other address as may be provided by the party to be notified, on ten (10) days prior written notice to the other party.
         8.3 Any notice required to be given by Bank made in accordance with the terms herein or any Loan Document at least ten (10) days prior to such proposed action, shall constitute fair and reasonable notice to Borrower of any such action.
         8.4 This Agreement and the Loan Documents contain the entire understanding between the parties hereto with respect to the transactions contemplated herein and such understanding shall not be modified except in writing signed by or on behalf of the parties hereto.
         8.5 Borrower shall not hold Bank liable due to any action or failure to act by Bank herein or in any Loan Document except for any action or failure to act as a result of Bank's gross negligence or willful misconduct. This provision shall survive the termination or expiration of this Agreement or any Loan Document and the repayment in full of Borrower's Obligations.

         8.6      Wherever  possible,  each  provision  herein  or in  any  Loan
                  Document shall be interpreted in such manner as to be effective and valid under applicable law. Should any portion of this Agreement or any Loan Document be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement or any Loan Document. Furthermore, the entirety of this Agreement or any Loan Document shall continue in full force and effect in all other jurisdictions and said remaining portions herein or in any Loan Document shall continue in full force and effect in the subject jurisdiction as if this Agreement or any Loan Document had been executed with the invalid portions thereof deleted.
         8.7 In the event Bank seeks to take possession of any or all of the Collateral by court process, Borrower hereby irrevocably waives any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover.
         8.8 The provisions of this Agreement or any Loan Document shall be binding upon and shall inure to the benefit of the heirs, personal representatives, administrators, successors and assigns of Bank and Borrower; provided, however, Borrower may not assign any of its rights or delegate any of its
                  Obligations hereunder or in any Loan Document without the prior written consent of Bank.
         8.9 This Agreement or any Loan Document is and shall be deemed to be a contract entered into and made pursuant to the laws of the State of New Jersey and shall in all respects be governed, construed, applied and enforced in accordance with the laws of said State.
         8.10 If, prior hereto and/or at any time or times hereafter, Bank shall employ counsel in connection with the execution and consummation of the transactions contemplated herein or in any Loan Document or to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Agreement or any Loan Document, or to enforce any rights of Bank hereunder or in any Loan Document, whether before or after the occurrence of any Event of Default, or to collect any of the Obligations then, in any of such events, Borrower agrees to pay attorney fees, (whether or not such attorney is a regularly salaried employee of Bank, any parent corporation or any subsidiary or affiliate thereof, whether now existing or hereafter created), not to exceed 20% of the Obligations, which shall be deemed reasonable and any expenses, costs and charges relating thereto, and such shall be part of the Obligations payable on demand and secured by the Collateral.
         8.11 With respect to all or any part of the Obligations, in the event that Bank seeks to enter into a participation, intercreditor and/or assignment agreement, then Borrower hereby authorizes Bank to release all or part of any financial or credit information provided by Borrower to Bank to any other bank or financial institution without notice.
         8.12 Each reference herein or in any Loan Document to Bank shall be deemed to include its successors and assigns, and each reference to Borrower and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural as the context may require, and shall be deemed to include the heirs, personal representatives, administrators, successors and assigns of Borrower, all of whom shall be bound by the provisions hereof or in any Loan Document. The term "Borrower" as used herein shall, if this Agreement or any Loan Document is signed by more than one Borrower, mean, unless this Agreement or any Loan Document otherwise provides or unless the context otherwise requires, the "Borrower" and each of them and each and every representation, promise, agreement and undertaking shall be joint and several, except that the granting of the Security Interest, right of set-off and lien shall be by each Borrower in and to its several respective properties.
         8.13 The section headings herein are included for convenience only and shall not be deemed to be a part of this Agreement or any Loan Document.

9.       ASSIGNMENT BY BANK
         Bank may from time to time without notice to Borrower, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or the Collateral therefor. In such event, each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations and/or the Collateral therefor shall have the right to enforce this Agreement, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such rights. Bank shall have an unimpaired right to enforce this Agreement for its benefit to that portion of the Obligations as Bank has not sold, assigned, transferred or otherwise disposed of.
===============================================================================
10.      WAIVER OF JURY TRIAL
BORROWER WAIVES TRIAL BY JURY AND CONSENTS TO AND CONFERS PERSONAL JURISDICTION ON COURTS OF THE STATE OF NEW JERSEY OR OF THE FEDERAL GOVERNMENT, AND EXPRESSLY WAIVES ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH COURTS, AND AGREES THAT SERVICE OF PROCESS MAY BE MADE ON BORROWER BY MAILING A COPY OF THE SUMMONS TO BORROWER AT BORROWER'S ADDRESS. BANK LIKEWISE WAIVES TRIAL BY JURY.
===============================================================================


WITNESS:                          BORROWER
-------                           --------------------------
                                  ENVIRONMENTAL WASTE MANAGEMENT ASSOCIATES, LLC

/s/ George Greenberg              /s/ Lawrence B. Seidman
--------------------              -----------------------
George Greenberg, Secretary       Lawrence B. Seidman, President


WITNESS:                          BORROWER

                                  INTEGRATED ANALYTICAL LABORATORIES, LLC
-------                           ----------------------

/s/ Frank Russomanno              /s/ Michael Leftin
--------------------               ------------------
Frank Russomanno, Secretary       Michael Leftin, President


ATTEST:                           BORROWER

                                  ENVIRONMENTAL WASTE MANAGEMENT ASSOCIATES,INC.

/s/ George Greenberg              /s/ Lawrence B. Seidman
--------------------              ---------------------------------
George Greenberg, Secretary       Lawrence B. Seidman, President


ATTEST:                          BORROWER

                                 INTEGRATED ANALYTICAL LABORATORIES, INC.

/s/ Frank Russomanno             /s/ Michael Leftin
--------------------             ----------------------------------
Frank Russomanno, Secretary        Michael Leftin, President


ATTEST:                          SUMMIT BANK

------------------------------   /s/ John Hemmens
                                 ----------------------------------
Bank Officer Name: -----------   John Hemmens, Vice President
Bank Officer Title: ----------
NJMM0202(3/97)

                      EXHIBIT A TO SECURED CREDIT AGREEMENT

                        SUPPLEMENT TO SECURITY AGREEMENT



Supplement dated August 14, 2000 to Security Agreement dated August 14, 2000, 2000 (the "Security Agreement") by Environmental Waste Management Associates, L.L.C.; Integrated Analytical Laboratories, L.L.C.; Environmental Waste Management Associates, Inc.; and Integrated Analytical Laboratories, Inc. (jointly and severally, "Borrower") to Summit Bank ("Bank").

Borrower hereby agrees to supplement the Security Agreement so as to add the property described below as additional Equipment constituting a portion of the Collateral in which a security interest is granted to Bank under and subject to all of the terms and conditions of the Security Agreement and a certain Secured Credit Agreement by and between Borrower and Bank dated August 14, 2000 (the "Secured Credit Agreement").

                 [Enter Description of Equipment in this Space]



Borrower hereby reaffirms, as of the date hereof, each and every representation set forth in the Security Agreement and the Secured Credit Agreement. Capitalized terms not defined herein but defined the in the Security Agreement or the Secured Credit Agreement shall have the same meaning ascribed to such terms in the Security Agreement or the Secured Credit Agreement. Except as supplemented hereby, each of the Security Agreement and the Secured Credit Agreement remains in full force and effect.

IN WITNESS WHEREOF Borrower has caused this Supplement to be executed and delivered by it duly authorized officer on the date first above written


W
WITNESS:                          BORROWER  Environmental Waste Management
-------                           --------  Associates, L.L.C.

/s/ George Greenberg              /s/ Lawrence B. Seidman
--------------------              -----------------------
George Greenberg, Secretary       Lawrence B. Seidman, President


WITNESS:                           BORROWER  Integrated Analytical Laboratories,
-------                            --------  L.L.C.

/s/ Frank Russomanno               /s/ Michael Leftin
--------------------               ------------------
Frank Russomanno, Secretary        Michael Leftin, President


ATTEST:                            BORROWER Environmental Waste Management
------                             --------  Associates, Inc.

/s/ George Greenberg               /s/ Lawrence B. Seidman
--------------------               -----------------------
George Greenberg, Secretary        Lawrence B. Seidman, President


ATTEST:                            BORROWER Integrated Analytical Laboratories,
------                             -------- Inc.

/s/ Frank Russomanno               /s/ Michael Leftin
--------------------               ------------------
Frank Russomanno, Secretary        Michael Leftin, President

                      EXHIBIT B TO SECURED CREDIT AGREEMENT
                                   FACILITY B
                             FORM OF PROMISSORY NOTE


                                                            $
                                                             ------------------
================================================================================
LOAN
FOR VALUE RECEIVED, the Undersigned ("BORROWER"), unconditionally (and jointly and severally, if more than one) promise(s) to pay to SUMMIT BANK ("BANK"), or order, at its offices at , New Jersey, or at such other place as may be designated in writing by Bank, the principal sum of ($ ) Dollars together with interest from the date hereof on the unpaid principal balance hereunder, computed daily, at the RATE per annum indicated below, payable in accordance with the particular PAYMENT SCHEDULE indicated below.

Borrower authorizes Bank to effect payment of the sums due under the Note by means of debiting Borrowers' checking account.
================================================================================
RATE [To be determined in accordance with Section 2 of the related Secured Credit Agreement]

A RATE based on the "Prevailing Base Rate" of Bank will change each time and as of the date that the Prevailing Base Rate of Bank changes.

     The Prevailing Base Rate of Bank means the fluctuating Base Rate of interest established by Bank from time to time whether or not such rate shall be otherwise published. The Prevailing Base Rate is established for the convenience of Bank. It is not necessarily Bank's lowest rate. In the event that there should be a change in the Prevailing Base Rate of Bank, such change shall be effective on the date of such change without notice to Borrower or any Guarantor, Endorser or Surety. Any such change will not effect or alter any other terms or conditions of this Note.

     Interest will be calculated on the basis of the actual number of days elapsed over a year of 360 days, unless otherwise prohibited by law.

     To the extent permitted by law, whenever there is any Event of Default under this Note, or non-payment upon demand, the RATE of interest on the unpaid principal balance shall, at the option of the Bank, be 5% in excess of the RATE of interest provided herein. Borrower acknowledges that: (i) such additional rate is a material inducement to Bank to make the loan;
     (ii) Bank would not have made the loan in the absence of the agreement of the Borrower to pay such additional rate; (iii) such additional rate represents compensation for increased risk to Bank that the loan will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Bank in allocating its resources (both personnel and financial) to the on-going review, monitoring, administration and collection of the loan and (b) compensation to Bank for losses that are difficult to ascertain.

     Notwithstanding any other limitations contained in this Note, Bank does not intend to charge and Borrower shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law. Any payments in excess of such maximum shall be refunded to Borrower or credited against principal.

     The RATE shall be Prevailing Base Rate minus .50%.

     Interest shall accrue on the unpaid principal balance of this Note at the Rate until the entire principal balance of this Note has been paid in full notwithstanding any demand for payment, acceleration and/or the entry of any judgment against Borrower, any Guarantor or Endorser.
================================================================================
PAYMENT SCHEDULE
In the event that any payment due under the Loan shall not be received by Bank within TEN (10) days of the due date, Borrower shall, to the extent permitted by law, pay Bank a late charge of five percent (5%) of the overdue payment (but in no event to be less than $25.00 nor more than $2,500.00) as compensation to Bank. Any such late charge shall be in addition to all other rights and remedies to which Bank may be entitled and shall be immediately due and payable. Borrower acknowledges that (i) such late charge is a material inducement to Bank to make the loan, (ii) Bank would not have made the loan in the absence of the agreement of the Borrower to pay such late charge, and (iii) such late charge is not a penalty and represents a reasonable estimate of the cost to Bank in allocating its resources (both personnel and financial) to the additional review, monitoring, administration and collection of the loan.

     All payments received hereunder may be applied first to the payment of any expenses or charges payable hereunder and accrued interest, and the balance only applied to principal.

                  Principal shall be paid:

     In equal monthly installments of $ each, commencing on , , and continuing on the same day of each successive month thereafter, with a final payment of all unpaid principal on April 30, 2006.

     Interest shall be paid: monthly commencing on , , and continuing on the same day of each successive month thereafter, with a final payment of all unpaid interest at the time of the final payment of the unpaid principal.

(a) PREPAYMENT

Borrower shall pay to Bank a prepayment fee on any payment of principal which is paid prior to the date on which such payment is due. The fee due on prepayment shall be the present value of the difference between the yield on the loan (or the portion of the loan) being prepaid and the yield, as determined by Bank in its sole and absolute discretion, on a U.S. Treasury security having the coupon and maturity (or, in the case of a loan with a maturity of one year or less, a U.S. Treasury bill with a maturity) closest to the loan (or portion of the loan) being prepaid, calculated over the remaining term of the loan, but not less than zero (the "Treasury Yield"). The Treasury Yield will be adjusted to take into account any differences in interest payment calculation, interest payment frequency or other relevant characteristics, if any, between the loan (or portion of the loan) being prepaid and the U.S. Treasury security or bill. The discount rate for calculating the present value will be the Treasury Yield, as adjusted. In the case of prepayment, Bank must receive notice from Borrower of at least one banking day (or longer if specified by Bank) prior to any prepayments. The prepayment fee is unconditionally due and payable whether the prepayment is voluntary or involuntary, such as by reason of operation of law or acceleration of the loan upon an Event of Default.

(b) LATE PAYMENT

In the event that any payment due under the loan shall not be received by Bank within TEN (10) days of the due date, Borrower shall, to the extent permitted by law, pay Bank a late charge of five percent (5%) of the overdue payment (but in no event to be less than $25.00 nor more than $2,500.00) as compensation to Bank. Any such late charge shall be in addition to all other rights and remedies to which Bank may be entitled and shall be immediately due and payable.

(c) BORROWER ACKNOWLEDGMENT

Borrower acknowledges that (i) the fees and charges described under sections (a) and (b) above are a material inducement to Bank to make the loan evidenced hereby, (ii) Bank would not have made the loan in the absence of the agreement of Borrower to pay such fees and charges, (iii) the fee and charges in (a) and
(b) are not a penalty and represent a reasonable estimate of the cost to compensate Bank for: (x) in the case of (a) above, its funding losses, and (y) in the case of (b) above, the cost to Bank in allocating its resources (both personnel and financial) to the additional review, monitoring, administration and collection of the loan.

================================================================================

SECURITY
As security for this Note, or any  modifications,  extensions  and/or  renewals,
Borrower grants to Bank a lien on, a continuing security interest in, and a right to set-off at any time, without notice, all property and deposit accounts at, under the control of or in transit to Bank which belong to Borrower, any Guarantor or Endorser hereof.
                      X
                  ------- If this line is checked, this Note and any subsequent modification, extension and/or renewal hereof are also secured by and/or entitled to the benefit of a Security Agreement dated July ----, 2000 (or any subsequent modification, extension or renewal thereof.)
================================================================================
WAIVER OF JURY TRIAL
BORROWER WAIVES TRIAL BY JURY AND CONSENTS TO AND CONFERS PERSONAL JURISDICTION ON COURTS OF THE STATE OF NEW JERSEY OR OF THE FEDERAL GOVERNMENT, AND EXPRESSLY WAIVES ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH COURTS, AND AGREES THAT SERVICE OF PROCESS MAY BE MADE ON BORROWER BY MAILING A COPY OF THE SUMMONS TO BORROWER AT BORROWER'S ADDRESS. BANK LIKEWISE WAIVES TRIAL BY JURY .

================================================================================
                THE ADDITIONAL TERMS AND CONDITIONS SET FORTH IN
                        THIS NOTE ARE A PART OF THIS NOTE
================================================================================


WITNESS:                          BORROWER  Environmental Waste Management
-------                           --------  Associates, L.L.C.

/s/ George Greenberg              /s/ Lawrence B. Seidman
--------------------              -----------------------
George Greenberg, Secretary       Lawrence B. Seidman, President


WITNESS:                           BORROWER  Integrated Analytical Laboratories,
-------                            --------  L.L.C.

/s/ Frank Russomanno               /s/ Michael Leftin
--------------------               ------------------
Frank Russomanno, Secretary        Michael Leftin, President


ATTEST:                            BORROWER Environmental Waste Management
------                             --------  Associates, Inc.

/s/ George Greenberg               /s/ Lawrence B. Seidman
--------------------               -----------------------
George Greenberg, Secretary        Lawrence B. Seidman, President


ATTEST:                            BORROWER Integrated Analytical Laboratories,
------                             -------- Inc.

/s/ Frank Russomanno               /s/ Michael Leftin
--------------------               ------------------
Frank Russomanno, Secretary        Michael Leftin, President




with its place of business or chief executive office (if it has more than one place of business) at 151 Veterans Drive, Northvale, New Jersey 07647.
==============================================================================
                         ADDITIONAL TERMS AND CONDITIONS

1.   Waivers;  Consents;  Costs and Expenses.
     ---------------------------------------
     Borrower and any Co-Borrowers, or Guarantor, or any Endorser hereof (collectively "Obligors") and each of them: (i) waive(s) presentment, dishonor, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given under law to any Obligors in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any endorsement or guaranty of this Note or of any document or instrument evidencing any security for payment of this Note; (ii) consent (s) to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by Bank of any Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of Bank or any indulgence shown by Bank from time to time and in one or more instances, (without notice to or further assent from any of Obligors) and agree(s) that no such action, failure to act or failure to exercise any right or remedy on the part of the Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of the Bank's rights under this Note, under any endorsement or guaranty of this Note or under any document or instrument evidencing any security for payment of this Note; and (iii) (jointly and severally, if more than one) agree(s) to pay, on demand, all costs and expenses of collection of this Note or of any endorsement or any guaranty hereof and/or the enforcement of Bank's rights with respect to, or the administration, supervision, preservation, protection of, or realization upon, any property securing payment hereof (including any costs and expenses incurred in any bankruptcy or other insolvency proceedings of any Obligors), including reasonable attorney's fees (whether or not such attorney is a regularly salaried employee of Bank, any parent corporation or any subsidiary or affiliate thereof, whether now existing or hereafter created), not to exceed 20% of all liabilities hereunder, which shall be deemed reasonable.

2.   Governing  Law.
     --------------
     This Note is delivered in and shall be construed under the laws of the State of New Jersey and in any litigation in connection with, or enforcement, of this Note or of any endorsement or guaranty of this Note or any security given for payment hereof. The term "Bank" as used in this Note shall include Bank's successors, endorsers and assigns.

3.   Events of Default.
     -----------------
     The occurrence of any one or more of the following events shall constitute an Event of Default hereunder: (i) failure to pay any principal, interest or any of the Obligations within ten (10) days of the date due; (ii) failure to pay or perform any Obligation of any of the Obligors to Bank, whether by maturity or acceleration, set forth in this Note or in any Loan Document within any applicable grace period; (iii) any change in ownership in any Obligor or the death of any Obligor (if an individual); or of any of the principals or key employees of any Obligor (if not an individual); (iv) a proceeding being filed or commenced against any Obligor for dissolution or liquidation; or any of the Obligors voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; (v) insolvency of any Obligor or any Obligor fails to pay its debts as they become due in the ordinary course of business; or a creditor's committee is appointed for the business of any Obligor, or any Obligor makes an assignment for the benefit of creditors, or a petition in bankruptcy or for reorganization or to effect a plan of arrangement with creditors is filed by any Obligor; or any Obligor applies for or permits the appointment of a receiver or trustee for any or all of its property, assets or rights or any such receiver or trustee shall have been appointed for any or all of its property, assets or rights or any of the above actions or proceedings whatsoever are commenced by or against any Obligor except in such cases where the filing or commencement of the action or appointment of the receiver are involuntary, Borrower shall have a period of sixty (60) days to have such filing or appointment withdrawn or terminated, however during such period no drawdowns under either Facility A or Facility B shall be permitted; (vi) any attachments, liens or additional security interests being placed upon any of the Collateral; (vii) acquisition at any time or from time to time of title to the whole or any part of the Collateral by any person, partnership, limited liability company or corporation other than any of the Obligors; (viii) any final judgment, order or decree rendered against any Obligor exceeding $25,000.00 and remaining undischarged, unstayed or outstanding against any Obligor for a period of thirty (30) days; (ix) any investigation undertaken by any governmental entity or if any indictment, charge or proceeding is filed or commenced, whether criminal or civil pursuant to Federal or state law against any Obligor for which forfeiture of any of the property or assets of such Obligor is a penalty; (x) any Reportable Event occurs or if any Employee Benefit Plan is terminated or Bank reasonably believes such plan may be terminated pursuant to and as defined in the Employee Retirement Income Security Act of 1974, as amended;
     (xi) Bank reasonably deems itself insecure; the occurrence of a material adverse change in the business, properties, prospects, operation or condition (financial or otherwise) of any Obligor; or a material adverse occurrence; (xii) any member of an Obligor that is a limited liability company resigns or any such member's interest terminates.
4.   Acceleration.
     ------------
     If any Event of Default shall occur, then or any time thereafter, while such Event of Default shall continue, Bank may declare all Obligations to be due and payable, without notice, protest, presentment, dishonor or demand, all of which are hereby expressly waived by Obligors. Failure of Bank to declare all Obligations due and payable upon the occurrence of an Event of Default shall not be deemed a waiver, and no rights of Bank hereunder shall be deemed to have been waived by an act or knowledge of Bank, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of Bank and directed to Borrower specifying such waiver. No waiver by Bank of any of its rights shall operate as a waiver of any other of its rights or any of its rights on a future occasion.
5.   Severability.
     ------------
     In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or discharged thereby.
6.   Section  Headings.
     -----------------
     The section headings herein are included for convenience only and shall not be deemed to be part of this Note or any other Loan Document. NJMM0301(10/96)

                                   SUMMIT BANK

                               MASTER ADVANCE NOTE
                                                                      FACILITY A

                                                                   $1,000,000.00

July ____, 2000

===============================================================================
LOAN

FOR VALUE RECEIVED, the Undersigned, ("BORROWER"), unconditionally (and jointly and severally, if more than one) promise(s) to pay to SUMMIT BANK ("BANK"), or order, at its offices at 210 Main Street, Hackensack, New Jersey 07601, or at such other place as may be designated in writing by Bank, the principal aggregate sum of One Million Dollars and No Cents ($1,000,000.00) or such lesser amount of advances as may have been borrowed, repaid and reborrowed (or for such other financial accommodations as may have been made) together with interest from the date hereof on the unpaid principal balance hereunder, computed daily, at the RATE per annum indicated below, payable in accordance with the particular PAYMENT SCHEDULE indicated below. Any advance(s) shall be conclusively presumed to have been made to and for the benefit and at the request of Borrower when (1) deposited or credited to an account of Borrower with Bank, notwithstanding that such advance was requested, orally or in writing, by someone other than Borrower or that someone other than Borrower is authorized to draw on such account and may or does withdraw the whole or any part of such advance, or (2) made in accordance with the oral or written instructions of Borrower, or of any one of them if more than one, or of any one signing below for or on behalf of Borrower.

================================================================================
RATE

A RATE based on the "Prevailing Base Rate" of Bank will change each time and as of the date that the Prevailing Base Rate of Bank changes. The Prevailing Base Rate of Bank means the fluctuating Base Rate of interest established by Bank from time to time whether or not such rate shall be otherwise published. The Prevailing Base Rate is established for the convenience of Bank. It is not necessarily Bank's lowest rate. In the event that there should be a change in the Prevailing Base Rate of Bank, such change shall be effective on the date of such change without notice to Borrower or any Guarantor, Endorser or Surety. Any such change will not affect or alter any other terms or conditions of this Note. Interest will be calculated on the basis of the actual number of days elapsed over a year of 360 days, unless otherwise prohibited by law. To the extent permitted by law, whenever there is any Event of Default under this Note, or non-payment upon demand, the RATE of interest on the unpaid principal balance shall, at the option of Bank, be 5% over the RATE otherwise provided herein. Borrower acknowledges that (i) such additional rate is a material inducement to Bank to make the loan, (ii) Bank would not have made the loan in the absence of the agreement of the Obligors (as defined in Section 1 of the Additional Terms and Conditions hereto) to pay such additional rate; (iii) such additional rate represents compensation for increased risk to Bank that the loan will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Bank in allocating its resources (both personnel and financial) to the on-going review, monitoring, administration and collection of the loan and (b) compensation to Bank for losses that are difficult to ascertain. Notwithstanding any other limitations contained in this Note, Bank does not intend to charge and Borrower shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law. Any payments in excess of such maximum shall be refunded to Borrower or credited against principal. Interest shall accrue on the unpaid principal balance of this Note at the Rate until the entire principal balance of this Note has been paid in full notwithstanding any demand for payment, acceleration and/or the entry of any judgment against Borrower, any Guarantor or Endorser.

Borrower shall, subject to the terms and conditions of Section 6 of the Additional Terms and Conditions hereto, have the option to (i) elect (an) interest rate(s) determined by reference to LIBOR (as defined in Section 6 of the Additional Terms and Conditions hereto), (ii) convert all or part of its outstanding Prevailing Base Rate Loans (as defined in Section 6 of the Additional Terms and Conditions hereto) to LIBOR Loans (as defined in Section 6 of the Additional Terms and Conditions hereto) and (iii) convert all or part of its LIBOR Loans to Prevailing Base Rate Loans, all in accordance with, and subject to, all of the terms and conditions of Section 6 of the Additional Terms and Conditions hereto.

The Rate for Prevailing Base Rate Loans (as defined in Section 6 of the Additional Terms and Conditions hereto) shall be the Prevailing Base Rate of Bank minus.50%. The Rate for LIBOR Loans (as defined in Section 6 of the Additional Terms and Conditions hereto) shall be LIBOR (as defined in Section 6 of the Additional Terms and Conditions hereto) plus 2.25%.


The RATE shall be Prevailing Base Rate of Bank minus .5% or LIBOR + 225 basis points.

===============================================================================
PAYMENT SCHEDULE

In the event that any payment due under the loan shall not be received by Bank within TEN (10) days of the due date, Borrower shall, to the extent permitted by law, pay Bank a late charge of 5% of the overdue payment (but in no event to be less than $25.00 nor more than $2,500.00) as compensation to Bank. Any such late charge shall be in addition to all other rights and remedies to which Bank may be entitled and shall be immediately due and payable. Borrower acknowledges that
(i) such late charge is a material inducement to Bank to make the loan; (ii) Bank would not have made the loan in the absence of the agreement of the Borrower to pay such late charge, and (iii) such late charge is not a penalty and represents a reasonable estimate of the cost to Bank in allocating its resources (both personnel and financial) to the additional review, monitoring, administration and collection of the loan.

All payments received hereunder may be applied first to the payment of any expenses or charges payable hereunder and accrued interest, and the balance only applied to principal.

Principal shall be paid in a single payment on April 30, 2001.
Interest shall be paid monthly commencing on August ___, 2000 and continuing on the same day of each successive month thereafter with a final payment of all unpaid interest at the time of the final payment of the unpaid principal.
================================================================================
SECURITY

As security for this Note, or any  modifications,  extensions  and/or  renewals,
Borrower grants to Bank a lien on, a continuing security interest in, and a right to set-off at any time, without notice, all property and deposit accounts at, under the control of or in transit to Bank which belong to Borrower, any Guarantor or Endorser hereof. This Note and any subsequent modification, extension and/or renewal hereof are also secured by and/or entitled to the benefit of a Security Agreement (Equipment and/or Inventory and/or Accounts), dated July ____, 2000.
================================================================================
WAIVER OF JURY TRIAL
BORROWER WAIVES TRIAL BY JURY AND CONSENTS TO AND CONFERS PERSONAL JURISDICTION ON COURTS OF THE STATE OF NEW JERSEY OR OF THE FEDERAL GOVERNMENT, AND EXPRESSLY WAIVES ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH COURTS, AND AGREES THAT SERVICE OF PROCESS MAY BE MADE ON BORROWER BY MAILING A COPY OF THE SUMMONS TO BORROWER AT BORROWER'S ADDRESS. BANK LIKEWISE WAIVES TRIAL BY JURY.

================================================================================
THE ADDITIONAL TERMS AND CONDITIONS SET FORTH IN THIS NOTE ARE A PART OF THIS NOTE.
================================================================================



WITNESS:                          BORROWER  Environmental Waste Management
-------                           --------  Associates, L.L.C.

/s/ George Greenberg              /s/ Lawrence B. Seidman
--------------------              -----------------------
George Greenberg, Secretary       Lawrence B. Seidman, President


WITNESS:                           BORROWER  Integrated Analytical Laboratories,
-------                            --------  L.L.C.

/s/ Frank Russomanno               /s/ Michael Leftin
--------------------               ------------------
Frank Russomanno, Secretary        Michael Leftin, President


ATTEST:                            BORROWER Environmental Waste Management
------                             --------  Associates, Inc.

/s/ George Greenberg               /s/ Lawrence B. Seidman
--------------------               -----------------------
George Greenberg, Secretary        Lawrence B. Seidman, President


ATTEST:                            BORROWER Integrated Analytical Laboratories,
------                             -------- Inc.

/s/ Frank Russomanno               /s/ Michael Leftin
--------------------               ------------------
Frank Russomanno, Secretary        Michael Leftin, President

WITNESS:

with its place of business or chief executive office (if it has more than one place of business) at 100 Misty Lane, Parsippany, New Jersey 07054 as to Environmental Waste Management Associates, L.L.C.; Integrated Analytical Laboratories, L.L.C.; and Environmental Waste Management Associates, Inc.; and 273 Franklin Road, Randolph, New Jersey 07869 as to Integrated Analytical Laboratories, Inc.

================================================================================

                         ADDITIONAL TERMS AND CONDITIONS


1.   Waivers;  Consents;  Costs and Expenses.
     ---------------------------------------
     Borrower and any Co-Borrowers, or Guarantor, or any Endorser hereof (collectively "Obligors") and each of them: (i) waive(s) presentment, dishonor, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given under law to any Obligors in connection with the delivery, acceptance, performance, default or enforcement of this Note, or any endorsement or guaranty of this Note or any document or instrument evidencing any security for payment of this Note; (ii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by Bank of any Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of Bank or any indulgence shown by Bank from time to time and in one or more instances, (without notice to or further assent from any Obligors) and agree(s) that no such action, failure to act or failure to exercise any right or remedy on the part of Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any endorsement or guaranty of this Note or under any document or instrument evidencing any security for payment of this Note; and (iii) (jointly and severally, if more than one) agree(s) to pay, on demand, all costs and expenses of collection of this Note or of any endorsement or any guaranty hereof and/or the enforcement of Bank's rights with respect to, or the administration, supervision, preservation, protection of, or realization upon, any property securing payment hereof, (including any costs and expenses incurred in any bankruptcy or other insolvency proceedings of any Obligors), including reasonable attorney's fees (whether or not such attorney is a regularly salaried employee of Bank, any parent corporation or any subsidiary or affiliate thereof, whether now existing or hereafter created), not to exceed 20% of all liabilities hereunder, which shall be deemed reasonable.
2.   Governing  Law.
     --------------
     This Note is delivered in and shall be construed under the laws of the State of New Jersey and in any litigation in connection with, or enforcement of, this Note or of any endorsement or guaranty of this Note or any security given for payment hereof. The term "Bank" as used in this Note shall include Bank's successors, endorsers and assigns.

3.   Events of Default.
     -----------------
     The occurrence of any one or more of the following events shall constitute an Event of Default hereunder: (i) failure to pay any principal, interest or any of the Obligations within ten (10) days of the date due; (ii) failure to pay or perform any Obligation of any of the Obligors to Bank, whether by maturity or acceleration, set forth in this Note or in any Loan Document within any applicable grace period; (iii) any change in ownership in any Obligor or the death of any Obligor (if an individual); or of any of the principals or key employees of any Obligor (if not an individual); (iv) a proceeding being filed or commenced against any Obligor for dissolution or liquidation; or any of the Obligors voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; (v) insolvency of any Obligor, or any Obligor fails to pay its debts as they become due in the ordinary course of business; or a creditor's committee is appointed for the business of any Obligor, or any Obligor makes an assignment for the benefit of creditors, or a petition in bankruptcy or for reorganization or to effect a plan of arrangement with creditors is filed by any Obligor; or any Obligor applies for or permits the appointment of a receiver or trustee for any or all of its property, assets or rights or any such receiver or trustee shall have been appointed for any or all of its property, assets or rights or any of the above actions or proceedings whatsoever are commenced by or against any Obligor except in such cases where the filing or commencement of the action or appointment of the receiver are involuntary, Borrower shall have a period of sixty (60) days to have such filing or appointment withdrawn or terminated, however during such period no drawdowns under either Facility A or Facility B shall be permitted; (vi) any attachments, liens or additional security interests being placed upon any of the Collateral; (vii) acquisition at any time or from time to time of title to the whole or any part of the Collateral by any person, partnership, limited liability company or corporation other than any of the Obligors; (viii) any final judgment, order or decree rendered against any Obligor exceeding $25,000.00 and remaining undischarged, unstayed, or outstanding against any Obligor for a period of thirty (30) days; (ix) any investigation undertaken by any governmental entity or if any indictment, charge or proceeding is filed or commenced, whether criminal or civil pursuant to Federal or state law against any Obligor for which forfeiture of any of the property or assets of such Obligor is a penalty; (x) any Reportable Event occurs or if any Employee Benefit Plan is terminated or Bank reasonably believes such plan may be terminated pursuant to and as defined in the Employee Retirement Income Security Act of 1974, as amended;
     (xi) Bank reasonably deems itself insecure; the occurrence of a material adverse change in the business, properties, prospects, operation or condition (financial or otherwise) of any Obligor; or a material adverse occurrence; (xii) any member of an Obligor that is a limited liability company resigns or any such member's interest terminates.

4.   Acceleration.
     ------------
     If any Event of Default shall occur, then or any time thereafter, while such Event of Default shall continue, Bank may declare all Obligations to be due and payable, without notice, protest, presentment, dishonor or demand, all of which are hereby expressly waived by Obligors. Failure of Bank to declare all Obligations due and payable upon the occurrence of an Event of Default shall not be deemed a waiver, and no rights of Bank hereunder shall be deemed to have been waived by an act or knowledge of Bank, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of Bank and directed to Borrower specifying such waiver. No waiver by Bank of any of its rights shall operate as a waiver of any other of its rights or any of its rights on a future occasion.

5.   Severability.
     ------------
     In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or discharged thereby.

6.   LIBOR  Loans.
     ------------
     THIS SECTION 6 SHALL APPLY IF BORROWER HAS THE OPTION TO (i) ELECT (AN) INTEREST RATE(S) DETERMINED BY REFERENCE TO LIBOR, (ii) CONVERT ALL OR PART OF ITS OUTSTANDING PREVAILING BASE RATE LOANS TO LIBOR LOANS AND (iii) CONVERT ALL OR PART OF ITS OUTSTANDING LIBOR LOANS TO PREVAILING BASE RATE LOANS.

               6.1 Definitions: For purposes of this Note, the terms set forth below shall be defined as follows:

                           (a) "Banking Day" means any day on which Bank is open for business and on which commercial banks in London, England are open for dealings in U.S. dollar deposits in the London Interbank Market, provided, however, that during any period of time during which the entire principal balance of this Note bears interest at the Prevailing Base Rate in accordance with the provisions of this Note, the term "Banking Day" shall mean any day on which Bank is open for business.

                           (b) "Interest Period" means the period of time during which a LIBOR Loan is outstanding, it being agreed that (i) each Interest Period shall be of a duration of either one month, two months or three months, (ii) no Interest Period shall extend beyond the maturity date of this Note, and (iii) the portion of the principal balance of this Note with respect to which a particular Interest Period is applicable will bear interest at the LIBOR rate pertaining to such Interest Period from and including the first day of such Interest Period to, but not including, the last day of such Interest Period.

                           (c) "LIBOR" means with respect to any Interest Period for a LIBOR Loan, the rate per annum (rounded upward, if necessary, to the nearest one-sixteenth (1/16th) of 1% ) quoted at approximately 11 A.M. London time, by Bank one Banking Day prior to the first day of such Interest Period for the offering to leading banks in the London interbank market of Dollar deposits for a period, and in an amount, comparable to the Interest Period and principal amount of the LIBOR Loan which shall be made by Bank and outstanding during such Interest Period.

                           (d) "LIBOR Loan" means any portion of the principal balance of this Note for which Borrower has elected to pay interest at a rate determined by reference to LIBOR for a specified Interest Period.

                           (e) "Prevailing Base Rate Loan" means any portion of the principal balance of this Note which is not subject to an interest rate determined by reference to LIBOR.

                           (f) "LIBOR Lock-In Date" means the date one (1) Banking Day before the commencement of any Interest Period upon which Bank shall determine LIBOR for a requested Interest Period for a requested LIBOR Loan.

                  6.2      Interest Periods: In connection with each LIBOR Loan,
                           Borrower  shall  elect  an  Interest   Period  to  be
                           applicable to such LIBOR Loan, provided that:

                           (a) the Interest Period of each LIBOR Loan shall commence on the date (or conversion date) of such LIBOR Loan;

                           (b) if an Interest Period would otherwise expire on a day which is not a Banking Day, such Interest Period shall expire on the preceding Banking Day;

                           (c) no Interest Period shall extend beyond the applicable maturity date of this Note;

                           (d) Borrower shall select Interest Periods so as not to require a payment or prepayment of any LIBOR Loan during the Interest Period of such LIBOR Loan; and

                           (e) there shall be no more than 4 Interest Periods relating to LIBOR Loans outstanding at any time.

                  6.3 Conversion or Continuation: (a) Borrower shall have the option to convert, upon one Banking Day's prior notice to Bank and, otherwise in accordance with the notice provisions of Section 6.4(a) hereof, all or part of its outstanding Prevailing Base Rate Loans to LIBOR Loans up to an aggregate of One Million Dollars ($1,000,000.00) of LIBOR Loans outstanding at any time, provided each LIBOR Loan shall be not less than One Hundred Thousand Dollars ($100,000.00) and in integral multiples of Fifty Thousand Dollars ($50,000.00); to convert at the end of any Interest Period all or part of its outstanding LIBOR Loans to Prevailing Base Rate Loans; or upon the expiration of any Interest Period applicable to LIBOR Loans, to continue all or any portion of such Loans equal to One Hundred Thousand Dollars ($100,000.00) and in integral multiples of Fifty Thousand Dollars ($50,000.00), and succeeding Interest Period(s) of such continued Loans shall commence on the last day of the Interest Period of the Loans to be continued.

                           (b)      Unless  Borrower shall have given the Bank a
                                    timely        written        notice       of
                                    conversion/continuation   with   respect  to
                                    LIBOR Loans outstanding, or written notice of Borrower's intent to repay LIBOR Loans, furnished not later than 11:00 a.m. (Eastern Standard Time) at least one (1) Banking Day prior to the last day of the Interest Period with respect to such LIBOR Loans, Borrower shall be deemed to have requested that such LIBOR Loans be converted into Prevailing Base Rate Loans on such day. Such Prevailing Base Rate Loans shall be in an aggregate principal amount equal to the aggregate principal amount of such LIBOR Loans not intended to be continued or converted.

                  6.4 Special Provisions: Notwithstanding any other provisions of this Note, the following provisions shall govern with respect to LIBOR Loans as to the matters covered:

                           (a)      Notice and Manner of Borrowing:
                                    ------------------------------
                                    Borrower shall give Bank notice of any LIBOR
                                    Loans hereunder at least one (1) Banking Day before each LIBOR Loan, specifying: (1) the date of such LIBOR Loan; (2) the amount of such LIBOR Loan; and (3) the duration of the Interest Period applicable thereto. Any such notice shall be irrevocable and shall be given no later than 11 A.M. London Time at least one (1) Banking Day prior to the initiation, conversion or continuation of the LIBOR Loan.

                           (b)      Determination of Interest Rate:
                                    ------------------------------
                                    As soon as practicable after 11 a.m (Eastern
                                    Standard Time) on a LIBOR Lock-In Date, Bank
                                    shall determine (which  determination shall,
                                    absent manifest error, be final,  conclusive
                                    and  binding  upon all  parties)  the  LIBOR
                                    which  shall  apply to the  LIBOR  Loans for
                                    which  an   interest   rate  is  then  being
                                    determined  for  the   applicable   Interest
                                    Period  and  shall   promptly   give  notice
                                    thereof (in writing or by telephone) to Borrower.

                           (c)      Increased Costs, Illegality, etc:  If
                                    ---------------------------------
                                   (x)     on any LIBOR  Lock-In-Date that, by
                                           reason of any changes arising after
                                           the date hereof affecting the London
                                           Interbank Eurodollar market, adequate
                                           and fair means do not exist for  as
                                           certaining  the  applicable  interest
                                           rate on the basis provided for in the
                                           definition of LIBOR; or
                                    (y)     at any time,  that the Bank  shall
                                            incur increased costs or reductions
                                            in  the  amounts  received  or
                                            receivable with respect to any LIBOR
                                            Loan because of any change since the
                                            date hereof in any applicable law or
                                            governmental  rule,  regulation,
                                            order, guideline or request (whether
                                            or  not  having  the  force of  law)
                                            or  in  the   interpretation   or
                                            administration thereof and including
                                            the  introduction  of any law or
                                            governmental rule, regulation,
                                            order, guideline or request, such
                                            as, for example, but not limited to:
                                           (AA)a change in the basis of taxation
                                            or  payments  to Bank of the
                                            principal  of or interest on the
                                            LIBOR  Loans or any other  amounts
                                            payable  hereunder  (except for
                                            changes in the rate of tax on, or
                                            determined in reference  to, the net
                                            income or profits of Bank  pursuant
                                            to  the laws of the  jurisdiction in
                                            which it is organized or in which
                                            its principal  office or applicable
                                            lending  office is located or any
                                            subdivision  thereof or therein); or
                                           (BB) a change in official reserve
                                            requirements,  and/or (CC) other
                                            circumstances  since the date hereof
                                            affecting Bank or the London
                                            Interbank  Eurodollar  market or the
                                            position of Bank in such market; or
                                    (z)     at any  time,  that  the  making  or
                                            continuance   of  any   LIBOR   Loan
                                            becomes (AA)  unlawful by any law or
                                            governmental  rule,   regulation  or
                                            order, (BB) impossible by compliance
                                            by  Bank  in  good  faith  with  any
                                            governmental  requirement or request
                                            (whether  or  not  having  force  of
                                            law),  or  (CC)  impracticable  as a
                                            result  of a  contingency  occurring
                                            after   the   date   hereof    which
                                            materially and adversely affects the
                                            London Interbank Eurodollar market;
                                            then,  and in any event,  Bank shall
                                            notify      Borrower     of     such
                                            determination.  Thereafter  (aa)  in
                                            the case of clause (x) above,  LIBOR
                                            Loans  shall no longer be  available
                                            until such time as this circumstance
                                            no longer exists,  and any requested
                                            advance  under a  revolving  loan or
                                            line  of   credit   or   notice   of
                                            conversion/continuation   given   by
                                            Borrower with respect to LIBOR Loans
                                            which  have  not yet  been  incurred
                                            (including  by  way  of  conversion)
                                            shall   be   deemed   rescinded   by
                                            Borrower, (bb) in the case of clause
                                            (y)  above,  Borrower  shall  pay to
                                            Bank, upon written demand  therefor,
                                            such additional amounts (in the form
                                            of  an  increased   rate  of,  or  a
                                            different   method  of   calculating
                                            interest  or  otherwise,  as Bank in
                                            its sole discretion shall determine)
                                            as shall be required  to  compensate
                                            Bank  for  such  increased  costs or
                                            reductions  in amounts  received  or
                                            receivable   hereunder   (a  written
                                            notice as to the additional  amounts
                                            owed to Bank  showing  the basis for
                                            the calculation  thereof,  submitted
                                            to Borrower,  absent manifest error,
                                            shall be final  and  conclusive  and
                                            binding),  and  (cc) in the  case of
                                            clause  (z)  above,  Borrower  shall
                                            take one of the actions specified as
                                            follows as promptly as possible and,
                                            in any event, within the time period
                                            required  by law.  At any time  that
                                            any LIBOR  Loan is  affected  by the
                                            circumstances  described  above (and
                                            in the case of a LIBOR Loan affected
                                            by the  circumstances  described  in
                                            Subsection (z) above) Borrower shall
                                            either  (AA) if the  affected  LIBOR
                                            Loan is then being made initially or
                                            pursuant to a conversion,  by giving
                                            Bank telephone notice  (confirmed in
                                            writing)   on  the  same  date  that
                                            Borrower  was  notified by Bank,  or
                                            (BB) if the  affected  LIBOR Loan is
                                            then outstanding,  by giving Bank at
                                            least   three  (3)   Banking   Days'
                                            written  notice,   require  Bank  to
                                            convert   such  LIBOR  Loan  into  a
                                            Prevailing Base Rate Loan.

                  6.5 Compensation: Borrower shall compensate Bank, upon its written request, for all losses, expenses and liabilities (including, without limitation, any interest paid by Bank to lenders of funds borrowed by it to make or carry its LIBOR Loans and any loss sustained by Bank in connection with the re-deployment of such funds, but excluding any loss of margin) which Bank may sustain with respect to LIBOR Loans:

                           (a) if for any reason (other than a default or error by Bank) a borrowing of any LIBOR Loan does not occur on a date specified thereof in a notice of borrowing or a notice of conversion/continuation, or a successive Interest Period does not commence after notice thereof is given (whether or not withdrawn by Borrower or deemed withdrawn); or

                           (b) if any prepayment or repayment (as required hereunder or by acceleration or otherwise) or conversion of any LIBOR Loan occurs on a date which is not the last day of the Interest Period applicable to that Loan; or

                           (c) as a consequence of any failure by Borrower to repay such LIBOR Loans when required by the terms of this Agreement.

         It is understood that compensation owing under this subsection 6.5 shall be equal to the amount of interest that would have accrued on the amount of principal prepaid or repaid or converted or not borrowed for the period from the date of such prepayment or repayment or conversion or failure to borrow or prepay or repay to the last day of the then current Interest Period for the relevant LIBOR Loan (or, in the case of a failure to borrow, the Interest Period for such LIBOR Loan which would have commenced on the date of such failure to borrow) at the applicable rate of interest for such LIBOR Loan provided for herein minus any amount Bank, in good faith and in its sole discretion, determines is realizable upon re-deployment of such funds. A certificate as to the amount of such losses, expenses and liabilities submitted to Borrower by Bank shall, absent manifest error, be final, conclusive and binding for all purposes.

     7.  Section  Headings.
         -----------------
         The section headings herein are included for convenience and shall not be deemed to be part of this Note or any other Loan Documents.

NJMM0302(10/96)

SUMMIT BANK

                               MASTER ADVANCE NOTE

                                                                     FACILITY B

                                                                    $750,000.00

July ____, 2000

================================================================================
LOAN

FOR VALUE RECEIVED, the Undersigned, ("BORROWER"), unconditionally (and jointly and severally, if more than one) promise(s) to pay to SUMMIT BANK ("BANK"), or order, at its offices at 210 Main Street, Hackensack, New Jersey 07601, or at such other place as may be designated in writing by Bank, the principal aggregate sum of Seven Hundred Fifty Thousand Dollars and No Cents ($750,000.00) or such lesser amount of advances as may have been borrowed (or for such other financial accommodations as may have been made) together with interest from the date hereof on the unpaid principal balance hereunder, computed daily, at the RATE per annum indicated below, payable in accordance with the particular PAYMENT SCHEDULE indicated below. This is not a revolving credit facility and, as such, no reborrowing is permitted hereunder. Any advance(s) shall be conclusively presumed to have been made to and for the benefit and at the request of Borrower when (1) deposited or credited to an account of Borrower with Bank, notwithstanding that such advance was requested, orally or in writing, by someone other than Borrower or that someone other than Borrower is authorized to draw on such account and may or does withdraw the whole or any part of such advance, or (2) made in accordance with the oral or written instructions of Borrower, or of any one of them if more than one, or of any one signing below for or on behalf of Borrower.

================================================================================
RATE

A RATE based on the "Prevailing Base Rate" of Bank will change each time and as of the date that the Prevailing Base Rate of Bank changes.

The Prevailing Base Rate of Bank means the fluctuating Base Rate of interest established by Bank from time to time whether or not such rate shall be otherwise published. The Prevailing Base Rate is established for the convenience of Bank. It is not necessarily Bank's lowest rate. In the event that there should be a change in the Prevailing Base Rate of Bank, such change shall be effective on the date of such change without notice to Borrower or any Guarantor, Endorser or Surety. Any such change will not affect or alter any other terms or conditions of this Note. Interest will be calculated on the basis of the actual number of days elapsed over a year of 360 days, unless otherwise prohibited by law.

To the extent permitted by law, whenever there is any Event of Default under this Note, or non-payment upon demand, the RATE of interest on the unpaid principal balance shall, at the option of Bank, be 5% over the RATE otherwise provided herein.

Borrower acknowledges that (i) such additional rate is a material inducement to Bank to make the loan, (ii) Bank would not have made the loan in the absence of the agreement of the Obligors (as defined in Section 1 of the Additional Terms and Conditions hereto) to pay such additional rate; (iii) such additional rate represents compensation for increased risk to Bank that the loan will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Bank in allocating its resources (both personnel and financial) to the on-going review, monitoring, administration and collection of the loan and (b) compensation to Bank for losses that are difficult to ascertain.

Notwithstanding any other limitations contained in this Note, Bank does not intend to charge and Borrower shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law. Any payments in excess of such maximum shall be refunded to Borrower or credited against principal. Interest shall accrue on the unpaid principal balance of this Note at the Rate until the entire principal balance of this Note has been paid in full notwithstanding any demand for payment, acceleration and/or the entry of any judgment against Borrower, any Guarantor or Endorser.

The RATE shall be the Prevailing Base Rate of Bank minus .5%.

================================================================================
PAYMENT SCHEDULE

In the event that any payment due under the loan shall not be received by Bank within TEN (10) days of the due date, Borrower shall, to the extent permitted by law, pay Bank a late charge of 5% of the overdue payment (but in no event to be less than $25.00 nor more than $2,500.00) as compensation to Bank. Any such late charge shall be in addition to all other rights and remedies to which Bank may be entitled and shall be immediately due and payable.

Borrower acknowledges that (i) such late charge is a material inducement to Bank to make the loan; (ii) Bank would not have made the loan in the absence of the agreement of the Borrower to pay such late charge, and (iii) such late charge is not a penalty and represents a reasonable estimate of the cost to Bank in allocating its resources (both personnel and financial) to the additional review, monitoring, administration and collection of the loan.

All payments received hereunder may be applied first to the payment of any expenses or charges payable hereunder and accrued interest, and the balance only applied to principal.

Principal shall be paid in a single payment on April 30, 2001.
Interest shall be paid monthly commencing on August ___, 2000 and continuing on the same day of each successive month thereafter with a final payment of all unpaid interest at the time of the final payment of the unpaid principal.
================================================================================
SECURITY

As security for this Note, or any  modifications,  extensions  and/or  renewals,
Borrower grants to Bank a lien on, a continuing security interest in, and a right to set-off at any time, without notice, all property and deposit accounts at, under the control of or in transit to Bank which belong to Borrower, any Guarantor or Endorser hereof. This Note and any subsequent modification, extension and/or renewal hereof are also secured by and/or entitled to the benefit of a Security Agreement (Equipment and/or Inventory and/or Accounts), dated July ____, 2000.
================================================================================
WAIVER OF JURY TRIAL
BORROWER WAIVES TRIAL BY JURY AND CONSENTS TO AND CONFERS PERSONAL JURISDICTION ON COURTS OF THE STATE OF NEW JERSEY OR OF THE FEDERAL GOVERNMENT, AND EXPRESSLY WAIVES ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH COURTS, AND AGREES THAT SERVICE OF PROCESS MAY BE MADE ON BORROWER BY MAILING A COPY OF THE SUMMONS TO BORROWER AT BORROWER'S ADDRESS. BANK LIKEWISE WAIVES TRIAL BY JURY.

================================================================================
THE ADDITIONAL TERMS AND CONDITIONS SET FORTH IN THIS NOTE ARE A PART OF THIS NOTE.
================================================================================

WITNESS:

WITNESS:                          BORROWER  Environmental Waste Management
-------                           --------  Associates, L.L.C.

/s/ George Greenberg              /s/ Lawrence B. Seidman
--------------------              -----------------------
George Greenberg, Secretary       Lawrence B. Seidman, President


WITNESS:                          BORROWER  Integrated Analytical Laboratories,
-------                           --------  L.L.C.

/s/ Frank Russomanno              /s/ Michael Leftin
--------------------              ------------------
Frank Russomanno, Secretary       Michael Leftin, President


ATTEST:                           BORROWER Environmental Waste Management
------                            --------  Associates, Inc.

/s/ George Greenberg              /s/ Lawrence B. Seidman
--------------------              -----------------------
George Greenberg, Secretary       Lawrence B. Seidman, President


ATTEST:                           BORROWER Integrated Analytical Laboratories,
------                            -------- Inc.

/s/ Frank Russomanno              /s/ Michael Leftin
--------------------              ------------------
Frank Russomanno, Secretary       Michael Leftin, President


ATTEST:                          SUMMIT BANK

------------------------------   /s/ John Hemmens
                                 ----------------------------------
Bank Officer Name: -----------   John Hemmens, Vice President
Bank Officer Title: ----------
NJMM0202(3/97)

with its place of business or chief executive office (if it has more than one place of business) at 100 Misty Lane, Parsippany, New Jersey 07054 as to Environmental Waste Management Associates, L.L.C.; Integrated Analytical Laboratories, L.L.C.; and Environmental Waste Management Associates, Inc.; and 273 Franklin Road, Randolph, New Jersey 07869 as to Integrated Analytical Laboratories, Inc.

================================================================================

                        ADDITIONAL TERMS AND CONDITIONS
1. Waivers; Consents; Costs and Expenses. Borrower and any Co-Borrowers, or Guarantor, or any Endorser hereof (collectively "Obligors") and each of them:
(i) waive(s) presentment, dishonor, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given under law to any Obligors in connection with the delivery, acceptance, performance, default or enforcement of this Note, or any endorsement or guaranty of this Note or any document or instrument evidencing any security for payment of this Note;
(ii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by Bank of any Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of Bank or any indulgence shown by Bank from time to time and in one or more instances, (without notice to or further assent from any Obligors) and agree(s) that no such action, failure to act or failure to exercise any right or remedy on the part of Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any endorsement or guaranty of this Note or under any document or instrument evidencing any security for payment of this Note; and (iii) (jointly and severally, if more than one) agree(s) to pay, on demand, all costs and expenses of collection of this Note or of any endorsement or any guaranty hereof and/or the enforcement of Bank's rights with respect to, or the administration, supervision, preservation, protection of, or realization upon, any property securing payment hereof, (including any costs and expenses incurred in any bankruptcy or other insolvency proceedings of any Obligors), including reasonable attorney's fees (whether or not such attorney is a regularly salaried employee of Bank, any parent corporation or any subsidiary or affiliate thereof, whether now existing or hereafter created), not to exceed 20% of all liabilities hereunder, which shall be deemed reasonable.

2. Governing Law. This Note is delivered in and shall be construed under the laws of the State of New Jersey and in any litigation in connection with, or enforcement of, this Note or of any endorsement or guaranty of this Note or any security given for payment hereof. The term "Bank" as used in this Note shall include Bank's successors, endorsers and assigns.

3. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder: (i) failure to pay any principal, interest or any of the Obligations within ten (10) days of the date due; (ii) failure to pay or perform any Obligation of any of the Obligors to Bank, whether by maturity or acceleration, set forth in this Note or in any Loan Document within any applicable grace period; (iii) any change in ownership in any Obligor or the death of any Obligor (if an individual); or of any of the principals or key employees of any Obligor (if not an individual); (iv) a proceeding being filed or commenced against any Obligor for dissolution or liquidation; or any of the Obligors voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; (v) insolvency of any Obligor, or any Obligor fails to pay its debts as they become due in the ordinary course of business; or a creditor's committee is appointed for the business of any Obligor, or any Obligor makes an assignment for the benefit of creditors, or a petition in bankruptcy or for reorganization or to effect a plan of arrangement with creditors is filed by any Obligor; or any Obligor applies for or permits the appointment of a receiver or trustee for any or all of its property, assets or rights or any such receiver or trustee shall have been appointed for any or all of its property, assets or rights or any of the above actions or proceedings whatsoever are commenced by or against any Obligor except in such cases where the filing or commencement of the action or appointment of the receiver are involuntary, Borrower shall have a period of sixty (60) days to have such filing or appointment withdrawn or terminated, however during such period no drawdowns under either Facility A or Facility B shall be permitted; (vi) any attachments, liens or additional security interests being placed upon any of the Collateral;
(vii) acquisition at any time or from time to time of title to the whole or any part of the Collateral by any person, partnership, limited liability company or corporation other than any of the Obligors; (viii) any final judgment, order or decree rendered against any Obligor exceeding $25,000.00 and remaining undischarged, unstayed, or outstanding against any Obligor for a period of thirty (30) days; (ix) any investigation undertaken by any governmental entity or if any indictment, charge or proceeding is filed or commenced, whether criminal or civil pursuant to Federal or state law against any Obligor for which forfeiture of any of the property or assets of such Obligor is a penalty; (x) any Reportable Event occurs or if any Employee Benefit Plan is terminated or Bank reasonably believes such plan may be terminated pursuant to and as defined in the Employee Retirement Income Security Act of 1974, as amended; (xi) Bank reasonably deems itself insecure; the occurrence of a material adverse change in the business, properties, prospects, operation or condition (financial or otherwise) of any Obligor; or a material adverse occurrence; (xii) any member of an Obligor that is a limited liability company resigns or any such member's interest terminates.

4. Acceleration. If any Event of Default shall occur, then or any time thereafter, while such Event of Default shall continue, Bank may declare all Obligations to be due and payable, without notice, protest, presentment, dishonor or demand, all of which are hereby expressly waived by Obligors. Failure of Bank to declare all Obligations due and payable upon the occurrence of an Event of Default shall not be deemed a waiver, and no rights of Bank hereunder shall be deemed to have been waived by an act or knowledge of Bank, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of Bank and directed to Borrower specifying such waiver. No waiver by Bank of any of its rights shall operate as a waiver of any other of its rights or any of its rights on a future occasion.

5. Severability. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or discharged thereby.

6. Section Headings. The section headings herein are included for convenience and shall not be deemed to be part of this Note or any other Loan Documents. NJMM0302(10/96)